SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   April 28, 2004
                                                -----------------------


                              BOWATER INCORPORATED
             (Exact name of registrant as specified in its charter)


Delaware                             1-8712                        62-0721803
(State or other                   (Commission                    (IRS Employer
jurisdiction of                   File Number)                   Identification
incorporation)                                                        No.)


                             55 East Camperdown Way
                                  P.O. Box 1028
                        Greenville, South Carolina 29602
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (864) 271-7733

(Former name or former address, if changed since last report):  Not applicable

Item 7.  Financial Statements And Exhibits

         (c) Exhibits.

         99.1     Press Release of Bowater Incorporated dated April 28, 2004

Item 12.  Results of Operations and Financial Condition

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

         On April 28, 2004, Bowater Incorporated issued a press release announcing financial results for the three months ended March 31, 2004, a copy of which is attached hereto as Exhibit 99.1.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            BOWATER INCOPORATED
                                            (Registrant)


Date:  April 28, 2004               By:      /s/ David G. Maffucci
                                           -----------------------------------
                                            Name: David G. Maffucci
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

                                    EXHIBITS

         99.1     Press release issued by Bowater Incorporated on April 28, 2004